EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Matthew Diehl, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended October 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: January 21, 2009	By:	/s/ Matthew Diehl
Matthew Diehl, Chief Operating Officer

        I, Steven M. Grubner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of TapSlide, Inc. on Form 10-Q for the period ended October 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of TapSlide, Inc.

Date: January 21, 2009	By:	/s/ Steven M. Grubner
Steven M. Grubner, Chief Financial Officer